Exhibit 99.1

Neptune Completes Divestiture of Cannabis Assets

Divestiture marks a key step in the Company’s strategy to become a leading, pure play CPG company, headlined by the Sprout brand

LAVAL, QUÉBEC, CANADA – November 9, 2022 – Neptune Wellness Solutions Inc. (“Neptune” or the "Company") (NASDAQ: NEPT), a diversified and fully integrated health and wellness company, announced today that is has completed the divestiture of its cannabis business which includes the cannabis plant in Sherbrooke, Québec, the Mood Ring and PanHash brands, and related assets (the “Transaction”).

Full details of the Transaction are available in the October 17, 2022 press release announcing the Transaction.

Ray Silcock, Chief Financial Officer of Neptune, said, “We are pleased to complete the divestiture of our cannabis business, a critical milestone in executing upon our strategy to become a leading CPG company. The sale of the cannabis assets will allow us to realize significant cost savings and operational streamlining from redirected resources towards our simplified corporate structure, as we focus on Sprout as the key growth driver for Neptune going forward.”

Neptune retained Stifel GMP as its sole financial advisor and Osler, Hoskin & Harcourt LLP as legal counsel in connection with the Transaction.

About Neptune Wellness Solutions Inc.

Headquartered in Laval, Québec, Neptune is a diversified health and wellness company with a mission to redefine health and wellness. Neptune is focused on building a portfolio of high quality, affordable consumer products in response to long-term secular trends and market demand for natural, plant-based, sustainable and purpose-driven lifestyle brands. The Company utilizes a highly flexible, cost-efficient manufacturing and supply chain infrastructure that can be scaled to quickly adapt to consumer demand and bring new products to market through its mass retail partners and e-commerce channels. For additional information, please visit: https://neptunewellness.com/.

Forward-Looking Statements

Statements in this news release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Neptune to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief", "expects", "intends", "projects", "anticipates", "will", "should" or "plans" to be uncertain and forward-looking. Forward-looking statements relate to future events or future performance and reflect management's expectations or beliefs regarding future events including, but not limited to, statements with respect to : the anticipated benefits of the Transaction to the parties; and impact of the Transaction on the Company. In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Transaction, the Company has provided such statements and information in reliance on certain assumptions that it believes are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking statements and information included in this news release are made as of the date of this news release and the Company does not undertake an obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Actual results could differ materially from those currently anticipated due to a number of factors and risks.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement and the "Cautionary Note Regarding Forward-Looking Information" section contained in Neptune's latest Annual Information Form, which also forms part of Neptune's latest annual report on Form 40-F, and which is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml. All forward-looking statements in this news release are made as of the date of this news release. Neptune does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Media Contacts:

media@neptunecorp.com

Investor Contacts:

Valter Pinto, Managing Director
KCSA Strategic Communications
neptune@kcsa.com

212.896.1254